SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

                                AJS Bancorp, Inc.
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

April 17, 2006


Dear Stockholder:

We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of AJS Bancorp, Inc. (the "Company"). The Annual Meeting will be held at A. J. Smith Federal Savings Bank 14757 S. Cicero, Midlothian, Illinois 60445, at 1:00 p.m., (local time) on May 17, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

At the Annual Meeting, stockholders will be given an opportunity to elect two directors to the Board of Directors of the Company and to ratify the appointment of Crowe Chizek and Company LLC as independent registered public accountants for the Company's 2006 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered at the Annual Meeting.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.


Sincerely,

/s/ Thomas R. Butkus

Thomas R. Butkus
Chairman and Chief Executive Officer

                                AJS BANCORP, INC.
                            14757 South Cicero Avenue
                           Midlothian, Illinois 60445
                                 (708) 687-7400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 17, 2006

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of AJS Bancorp, Inc. (the "Company") will be held at A. J. Smith Federal Savings Bank, 14757 S. Cicero, Midlothian, Illinois 60445, on May 17, 2006 at 1:00 p.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accountants for the Company for the year ending December 31, 2006; and

         3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 3, 2006 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's main office located at 14757 South Cicero Avenue, Midlothian, Illinois 60455 for the 10 days immediately prior to the Annual Meeting. It also will be available for inspection at the Annual Meeting.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                     By Order of the Board of Directors

                                     /s/ Donna J. Manuel

                                     Donna J. Manuel
                                     Corporate Secretary
Midlothian, Illinois
April 17, 2006

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                                AJS Bancorp, Inc.
                            14757 South Cicero Avenue
                           Midlothian, Illinois 60445
                                 (708) 687-7400


                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 17, 2006

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AJS Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at A. J. Smith Federal Savings Bank, 14757
S. Cicero, Midlothian, Illinois, 60445, on May 17, 2006 at 1:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 17, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers to the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, voting a later dated proxy, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares of Company common stock are not registered in your own name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had previously submitted a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), as of the close of business on April 3, 2006 (the
"Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,140,007 shares of Common Stock issued and outstanding, of which AJS Bancorp, MHC, the Company's mutual holding company parent (the "Mutual Holding Company"), owned 1,227,544 shares, or 57.4% of the total shares outstanding, and intends to vote "FOR" the proposals presented at the Annual Meeting. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers and directors individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date.


            Name and Address                    Amount of Shares Owned and               Percent of Shares of
           of Beneficial Owner             Nature of Beneficial Ownership (1)(2)       Common Stock Outstanding
---------------------------------------    -------------------------------------    -------------------------------
AJS Bancorp, MHC
14757 South Cicero Avenue
Midlothian, Illinois 60455                              1,227,544                                57.4%

Named Directors and Executive Officers:

Thomas R. Butkus (3)                                       73,968                                 3.46

Roger L. Aurelio (4)                                       21,337                                 1.01

Raymond J. Blake (5)                                       35,737                                 1.67

Edward S. Milen (6)                                        16,337                                 0.76

Richard J. Nogal (7)                                        6,000                                 0.28

Lyn G. Rupich (8)                                          33,213                                 1.55

W. Anthony Kopp (9)                                        16,600                                 0.78

Pamela N. Favero (10)                                       4,438                                 0.21

All officers and directors
  as a group (8 persons)                                  207,630                                 9.70%

--------------------------
(1) Does not include shares allocated under the A. J. Smith Federal Savings Bank Employee Stock Ownership Plan and Trust ("ESOP").
(2)  Directors are also directors of AJS Bancorp, MHC.
(3) Includes 14,400 shares underlying options exercisable within 60 days of the record date. Mr. Butkus has sole voting and investment power over 54,052 shares and shared voting and investment power over 5,516 shares.
(4) Includes 3,537 shares underlying options exercisable within 60 days of the record date. Mr. Aurelio has sole voting and investment power over 7,800 shares and shared voting and investment power over 10,000 shares.
(5) Includes 3,537 shares underlying options exercisable within 60 days of the record date. Mr. Blake has sole voting and investment power over 15,300 shares and shared voting and investment power over 16,900 shares.
(6) Includes 3,537 shares underlying options exercisable within 60 days of the record date. Mr. Milen has sole voting and investment power over 7,800 shares, and shared voting and investment power over 5,000 shares.
(7) Includes 400 shares underlying options exercisable within 60 days of the record date. Mr. Nogal has sole voting and investment power over 600 shares, and shared voting and investment power over 5,000 shares.
(8) Includes 13,200 shares underlying options exercisable within 60 days of the record date. Ms. Rupich has sole voting and investment power over 6,822 shares and shared voting and investment power over 13,191 shares.
(9) Includes 6,000 shares underlying options exercisable within 60 days of the record date. Mr. Kopp has sole voting and investment power over 10,600 shares.
(10) Includes 2,400 shares underlying options exercisable within 60 days of the record date. Ms. Favero has sole voting and investment power over 1,888 shares and shared voting and investment power over 150 shares.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of Crowe Chizek and Company LLC as independent registered public accountants of the Company, by checking the appropriate box a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting in person or by proxy, without regard to broker non-votes, or proxies marked "ABSTAIN" is required for ratification of Crowe Chizek and Company LLC as the Company's independent registered public accountants.

         Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of the election of the director nominee and the ratification of Crowe Chizek and Company LLC would be assured.

         Proxies solicited hereby will be returned to the Company and will be tabulated by an inspector of election designated by the Company's Board of Directors.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares of the Company's common stock be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is composed of five members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Two directors will be elected at the Annual Meeting. The nominating committee of the Board of Directors has nominated Raymond J. Blake and Thomas R. Butkus to each serve as a director of the Company for a three-year term.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" the nominees to serve as director until his respective term expires.


                                                                                 Shares of Common
                                                                                Stock Beneficially
                                                         Director    Term to       Owned on the       Percent
       Name           Age (1)       Positions Held       Since (2)    Expire        Record Date      of Class
-------------------  --------  -----------------------  ----------  ----------  ------------------  ----------
                                                NOMINEE

Raymond J. Blake        62            Director             1979        2009            35,737           1.67

Thomas R. Butkus        58       Chairman and Chief        1977        2009            73,968           3.46
                                  Executive Officer

                                     DIRECTORS CONTINUING IN OFFICE

Richard J. Nogal        49            Director             2003        2007             6,000           *

Edward S. Milen         80            Director             1977        2007            16,337           *

Roger L. Aurelio        58            Director             1999        2008            21,337           1.01


---------------------------
*     Less than 1%.
(1)  At December 31, 2005.
(2) Reflects initial appointment to the Board of Directors of A. J. Smith Federal's mutual predecessor.

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for all five years unless otherwise stated.

         Thomas R. Butkus is the Chief  Executive  Officer  and  Chairman of the
Board of Directors of the Company and A. J. Smith Federal Savings Bank ("A. J. Smith Federal"), and has held these positions with A. J. Smith Federal since 1988. Mr. Butkus also served as President of A. J. Smith Federal from 1982 until 2002. Mr. Butkus has been employed by A. J. Smith Federal in various positions since 1972.

         Roger L. Aurelio is the President and Chief Executive Officer of New Supplies Co., Romeoville, Illinois, which sells and maintains pneumatic nailing and stapling equipment.

         Raymond J. Blake is retired. Until his retirement in 1997, Mr. Blake was the Director of Research and Development with Commonwealth Edison, an electric utility company.

         Edward S. Milen is retired. Prior to his retirement, Mr. Milen was the owner of a service station, located in Midlothian, Illinois.

         Richard J. Nogal is a law partner with Goldstine, Skrodzki, Russian, Nemec and Hoff, Ltd. (GSRNH), located in Burr Ridge, Illinois. Mr. Nogal has been with GSRNH since 2002, prior to this he was a partner with the law firm of Lillig & Thorsness, Ltd. Mr. Nogal has been, and continues to be, of counsel to
A. J. Smith Federal since 1986.

         W. Anthony Kopp, age 55, is Senior Vice President in charge of Commercial Lending. Mr. Kopp joined A. J. Smith Federal in May 2001. From 1998 until joining A. J. Smith Federal, Mr. Kopp was Senior Vice President-Commercial Lending at Republic Bank of Chicago.

         Lyn G. Rupich, age 44, is President of the Company and A. J. Smith Federal. Prior to her appointment as President in 2002 Ms. Rupich was the Vice President and Chief Financial Officer of A. J. Smith Federal. Ms. Rupich has been associated with A. J. Smith Federal since 1987.

         Pamela N. Favero, age 42, is Chief Financial Officer of the Company and
A. J. Smith Federal. Prior to her appointment as Chief Financial Officer in 2002, Ms. Favero was the Assistant to the Chief Financial Officer/Internal Auditor of A. J. Smith Federal Savings Bank. Ms. Favero has been associated with
A. J. Smith Federal since 1991.

Board of Director Independence

         The Board of Directors has determined that, except as to Mr. Butkus, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards.

Ownership Reports by Officers and Directors

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All officers and directors of the Company who are required to file Forms 3, 4 and 5 filed these forms on a timely basis.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board of Directors and its committees. The Board of Directors of the Company held 13 meetings during the year ended December 31, 2005, and four audit committee meetings during the year ended December 31, 2005. During the year ended December 31, 2005, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

Compensation Committee

         Messrs. Blake and Aurelio act as the compensation committee, which meets periodically to review the performance of officers and employees and determine compensation programs and adjustments. Mr. Butkus is not present, does not vote on, or participate in deliberations with respect to his compensation and will not vote on compensation of other executive officers. The compensation committee met one time in 2005.

Compensation Committee Interlocks and Insider Participation

         The Company does not independently compensate its executive officers, directors, or employees. The compensation committee retains the principal responsibility for the compensation of the officers, directors and employees of
A. J. Smith Federal. The Board of Directors reviews the benefits provided to the
A. J. Smith Federal's officers and employees.

Report of the Compensation Committee

         Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         The Board of Directors has delegated to the compensation committee the responsibility of assuring that the compensation of the Chief Executive Officer and other executive officers is consistent with the compensation strategy, competitive practices, the performance of A. J. Smith Federal, and the requirements of appropriate regulatory agencies. Messrs. Aurelio and Blake, each of whom is deemed independent by the Company pursuant to applicable rules of the National Association of Securities Dealers, serve on the compensation committee and participate in executive compensation decision making. Any cash compensation paid to executive officers is paid by A. J. Smith Federal. The Company does not currently pay any cash compensation to executive officers.

         This report has been provided by Messrs. Blake and Aurelio.

Nominating Committee

         During the year ended December 31, 2005, Messrs. Blake and Milen acted as the nominating committee and met one time for the period. Each member of the nominating committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the nominating committee, which is available at the Company's website at www.ajsmithbank.com.
                         -------------------

         The functions of the nominating committee include the following:

               o to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

               o to review and monitor compliance with the requirements for board independence; and

               o to review the committee structure and make recommendations to the Board of Directors regarding committee membership.

         The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.
Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the nominating committee would solicit suggestions for director candidates from all board members. In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The nominating committee would seek to identify a candidate who at a minimum satisfies the following criteria:

               o has personal and professional ethics and integrity and whose values are compatible with the Company's;

               o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

               o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

               o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

               o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

               o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         The nominating committee also takes into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

         The nominating committee does not have any written specific minimum qualifications or skills that the committee believes must be met by either a committee-recommended or a securityholder-recommended candidate in order to serve on the board. The committee applies an equal level of scrutiny and review to all candidates, whether they have been provided by the committee or through a securityholder nomination. The nominating committee believes that at least one of the Company's directors must possess the requisite financial sophistication to satisfy the standards required for Nasdaq-listed companies. The Company does not pay a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

Procedures for the Nomination of Directors by Stockholders

         The nominating committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 14757 South Cicero Avenue, Midlothian, Illinois 60445. The Corporate Secretary must receive a submission not less than 90 days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o a statement detailing any relationship between the candidate and the Company;

         o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         A nomination submitted by a stockholder for presentation at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Stockholder Proposals."

Stockholder Communications with the Board

         A stockholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the President of the Company, at 14757 South Cicero Avenue, Midlothian, Illinois 60445, Attention:
President. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors.

Code of Ethics

         The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.ajsmithbank.com. Amendments
                                                -------------------
to and waivers from the Code of Ethics will also be disclosed on the Company's website.

Audit Committee

         The Board of Directors has adopted a written charter for the audit committee. The audit committee consists of the following directors of the
Company: Messrs. Blake (committee Chair), Aurelio and Milen. The audit committee meets on a quarterly basis to examine and approve the audit report prepared by the independent registered public accountants of the Company, to review and recommend the independent registered public accountants to be engaged by the Company, to review the internal audit function and internal accounting controls of the Company, and to review and approve audit policies. In addition, the audit committee meets with the independent registered public accountants to review the results of the annual audit and other related matters. The audit committee met four times during the year ended December 31, 2005.

         Each member of the audit committee is "independent" as defined in the listing standards for Nasdaq-listed companies and under Rule 10A-3 of the Exchange Act. Each member of the audit committee is able to read and understand financial statements, and no member of the audit committee has participated in the preparation of the Company's or A. J. Smith Federal's, or any of A. J. Smith Federal's subsidiaries', financial statements during the past three years. Director Aurelio is deemed by the Company to be an "audit committee financial expert." Director Aurelio has an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised in connection with a review of the Company's financial statements. Mr. Aurelio has actively reviewed the Company's financial statements since becoming a director in 1999. Director Aurelio has acquired these attributes through the experience he has gained as the Chief Executive Officer overseeing and actively supervising a principal financial officer in a company he privately owns.

Audit Committee Report

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

         In accordance with rules recently established by the SEC, the audit committee has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the audit committee has:

               o Reviewed and discussed with management and the Company's independent registered public accountants, the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005;

               o Discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

               o Received the written disclosures and the letter from the independent registered public accountants required by
                    Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accountants their independence from the Company; and

               o Considered the compatibility of non-audit services described above with maintaining auditor independence.

         Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the representations of management and the independent accountants, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, to be filed with the SEC. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLC as the independent registered public accountants of the Company for the fiscal year ending December 31, 2006, subject to the ratification of this appointment by stockholders of the Company.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the audit committee:
                       Directors Blake, Aurelio and Milen

Evaluation of disclosure controls and procedures

         The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer, President and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer, President and Chief Financial Officer concluded that, as of December 31, 2005, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Stock Performance Graph

         Set forth hereunder is a performance graph comparing (a) the total return on the common stock of the Company for the period beginning on December 31, 2001 through December 31, 2005, (b) the cumulative total return on stocks included in the United States Nasdaq Composite Index over such period, and (c) the cumulative total return on stocks included in the SNL Over the Counter-Bulletin Board and pink sheet traded thrifts with total assets between $100 million up to $500 million over such period, and (d) the cumulative total return on stocks included in the SNL Mutual Holding Company Thrifts Index over such period. The graph assumes that the value of the investment in each index was $100 on December 26, 2001 and that all dividends were reinvested.

         Assuming an initial investment in the common stock of the Company of $100.00 on December 31, 2001, the cumulative total value of the investment on December 31, 2005 would be $175.01. There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.


                                 [GRAPH OMITTED]

                                                                       Period Ending
                                           -----------------------------------------------------------------
Index                                      12/27/01   12/31/01    12/31/02   12/31/03   12/31/04    12/31/05
------------------------------------------------------------------------------------------------------------
AJS Bancorp, Inc.                            100.00      99.62      131.82     174.24     181.82      175.01
NASDAQ Composite                             100.00      98.68       67.85     102.30     111.67      113.59
SNL All OTC-BB and Pink Thrifts Index        100.00     100.64      125.29     185.39     197.49      206.52
SNL MHC Thrift Index                         100.00      99.07      142.25     240.56     272.29      279.76


Compensation of the Board of Directors of A. J. Smith Federal

         Directors of the Company do not receive separate compensation for their service on the Company's Board of Directors. During 2005 Directors were paid a fee of $1,250 for each regular meeting of the Board of Directors attended and $200 for each committee meeting attended, except that Mr. Blake receives $300 for his attendance at each meeting of the loan committee of A. J. Smith Federal. Beginning in 2006, each Director will be paid a fee of $1,500 for each regular meeting of the Board of Directors attended and $400 for each committee meeting attended, except that Mr. Blake receives $500 for his attendance at each meeting of the loan committee, and other non-employee loan committee members receive $350 for each loan committee meeting attended. Directors are permitted one paid absence per year for Board meetings. Directors are not paid if they are absent for any committee meetings.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to A. J. Smith Federal's Chief Executive Officer and President. No other executive officers of A. J. Smith Federal had aggregate annual compensation in excess of $100,000 in fiscal year 2005.

------------------------------------------------------------------------------------------------------
                                          Annual Compensation
------------------------------------------------------------------------------------------------------
                                                                        Other Annual     All Other
Name and Principal Position       Fiscal year     Salary      Bonus     Compensation    Compensation
------------------------------------------------------------------------------------------------------
Thomas R. Butkus, Chairman and       2005        $185,000    $12,000          --          $39,900(1)
Chief Executive Officer              2004        $185,000    $18,000          --          $35,400(1)
                                     2003        $178,000    $16,000          --          $38,200(1)
------------------------------------------------------------------------------------------------------
Lyn G. Rupich, President and         2005        $130,000    $13,000          --          $21,800(2)
Chief Operating Officer (1)          2004        $125,000    $15,000          --          $18,900(2)
                                     2003        $118,900    $11,000          --          $15,300(2)
------------------------------------------------------------------------------------------------------

(1) Includes director's fees of $16,300, an ESOP allocation of $22,500, and a profit sharing plan contribution of $1,100 in 2005, director's fees of $15,000, an ESOP allocation of $19,400 and a profit sharing contribution of $1,000 in 2004, and directors fees of $15,000, an ESOP allocation of $22,200 and a profit sharing plan contribution of $1,000 in 2003. Does not include the aggregate amount of other personal benefits, which did not exceed 10% of the total salary and bonus reported. Also does not include amounts accrued under the Retirement Plan for Inside Directors.
(2) Includes ESOP allocations of $20,800, $18,000 and $14,600, and profit sharing plan contributions of $1,000 in 2005, $900 in 2004 and $700 in 2003, respectively.

Benefit Plans

         Retirement Plan for Outside Directors. A. J. Smith Federal maintains a retirement plan for outside directors to provide retirement income to such directors upon their termination of service. The plan was initially effective as of December 18, 1995, and was amended and restated effective as of January 1, 2001. Due to the American Jobs Creation Act of 2004, the plan was frozen as to any new contributions effective December 21, 2004. Messrs. Aurelio, Blake and Milen are the current participants in the plan. A new retirement plan for outside directors was implemented effective April 21, 2005 covering those directors not yet 100% vested in the old Retirement Plan for Outside Directors. Messrs. Aurelio and Nogal are current participants in the new 2005 Retirement Plan for Outside Directors. The Board of Directors may, in its discretion, designate additional outside directors as participants. Under the old Retirement Plan for Outside Directors if a director terminates service for any reason other than death, he shall receive ten annual payments, equal to the product of his "benefit percentage," or 10% for each full year of service on the Board of Directors of A. J. Smith Federal (up to 10 years of service), multiplied by $12,000. At the participant's election, payments may be made in a lump sum or over some other period of years, not to exceed 20 years. Distributions from a participant's vested benefits may be made in the event of an unforeseeable emergency or financial hardship. Upon termination of service, a participant may request an accelerated distribution of his benefits in the form of a lump sum distribution of 90% of the present value of his vested benefit. The remaining balance will be forfeited. Upon a change in control, each participant will receive the present value of his vested benefit in a lump sum. If a participant dies before payment of his retirement benefit has commenced, or after payment has commenced, such payment or any remaining payments will be made to his beneficiary. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal.

         Under the 2005 Retirement Plan for Outside Directors if a director terminates service for any reason other than death, he shall receive ten annual payments, equal to the product of his "benefit percentage," or 10% for each full year of service on the Board of Directors of A. J. Smith Federal (up to 10 years of service), multiplied by $12,000. Alternatively, a Participant may elect an optional form of payment either during the calendar year 2005, in accordance with guidance issued under Code Section 409A, or if later, at the time of his initial participation in the Plan. Any other form of benefit shall be the actuarial equivalent of the benefit set forth above. Such optional distribution election once made by a Participant shall be irrevocable. Distributions from a participant's vested benefits may be made in the event of an unforeseeable emergency. Upon a change in control, each participant will receive the present value of his vested benefit in a lump sum. If a participant dies before payment of his retirement benefit has commenced, or after payment has commenced, such payment or any remaining payments will be made to his beneficiary. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal.

         For the plan year ending December 31, 2005, A. J. Smith Federal accrued a liability of $18,700 under both the Retirement Plan for Outside Directors and the 2005 Retirement Plan for Outside Directors.

         Retirement Plan for Inside Directors. A. J. Smith Federal maintains a retirement plan for employee directors. The plan was initially effective as of December 18, 1995, and was amended and restated effective as of January 1, 2001. Mr. Thomas R. Butkus is the initial participant in the plan. Since Mr. Butkus is 100% vested in the Retirement Plan for Inside Directors, and the only participant in the plan, there was no need to amend, freeze or terminate the plan to be compliant with the American Jobs Creation Act of 2004. The Board of Directors may, in its discretion, designate additional employee directors as participants, as well as different benefit formulas or retirement income goals for different participants. The retirement plan benefit for Mr. Butkus has been calculated with the intended goal of providing him with a benefit at retirement equal to 70% of his final average pay. Mr. Butkus is presently vested in his account balance. The balance of his account will be payable in the form of single life annuity, unless he elects another form of payment. Benefits under the plan may be paid early upon an unforeseeable emergency or financial hardship. Upon termination of service, Mr. Butkus may request an accelerated distribution of his benefits in the form of a lump sum distribution of 90% of the present value of his account balance. In the event of such an election, the remaining balance will be forfeited. Upon a change in control, he will receive the present value of his account balance in a lump sum. If he dies before payment of his vested benefit has commenced, or after payment has commenced, payment will be made to his beneficiary. The plan is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal. For the plan year ended December 31, 2005, A. J. Smith Federal accrued a liability of $32,800 under the plan.

         Employment Agreements. A. J. Smith Federal and Thomas R. Butkus entered into a revised employment agreement on August 19, 2003. The revised employment agreement has an initial term of 36 months. On each anniversary date of the agreement, the board of directors may extend the term of the employment agreement for an additional year. Mr. Butkus' current annual salary under the employment agreement is $185,000. His salary will be reviewed by the board at least annually, and may be increased but not decreased. The agreement provides for insurance benefits, including lifetime health benefits for Mr. Butkus and his spouse, and participation in other employee benefits generally available or available to senior management. Mr. Butkus is entitled to the use of an automobile and reimbursement of maintenance costs for such automobile, as well as reimbursement of reasonable out-of-pocket expenses, including membership fees in certain clubs and organizations that are necessary or appropriate to further the business of A. J. Smith Federal. Mr. Butkus is entitled to participate in an equitable manner with other senior executives in discretionary bonuses awarded from time to time. A. J. Smith Federal may terminate Mr. Butkus' employment for just cause at any time. Should A. J. Smith Federal terminate Mr. Butkus' employment during the term of the agreement for reasons other than just cause or within 12 months of a change in control, or in the event Mr. Butkus voluntarily terminates his employment within 90 days of the occurrence of an event which amounts to a "constructive discharge," then Mr. Butkus would be entitled to receive an amount equal to three times the sum of his base salary and the highest rate of bonus awarded to him during the prior three years. In addition, Mr. Butkus would be entitled to the payment of a lump sum equal to the present value of contributions that A. J. Smith Federal would have made on his behalf under its tax-qualified retirement plans had Mr. Butkus continued to work for A.
J. Smith Federal for 36 months following his termination. Mr. Butkus would also vest on the date of his termination in any outstanding unvested stock options or shares of restricted stock awarded to him. Under the agreement, a "constructive discharge" is defined, generally, as any of the following events: (i) the relocation of his principal place of employment by more than 35 miles; (ii) a material reduction in his compensation;

(iii) A. J. Smith Federal's failure to increase his salary or to pay Mr. Butkus a discretionary bonus when awarded to other senior executives; (iv) A. J. Smith Federal's failure to continue to provide him with compensation and benefits provided for under the agreement; (v) the imposition of the requirement that he report to persons other than the board; (vi) the assignment of duties and responsibilities materially different from those associated with his position;
(vii) the failure to reelect him to the board; or (viii) a material diminution of his responsibilities or authority. In the event his termination of employment is due to a change in control, certain perquisites provided during employment, such as the use of an automobile and club memberships, would continue to be provided for 36 months following such termination. In the event payments to Mr. Butkus would include an "excess parachute payment" as defined in the Internal Revenue Code, they would be reduced accordingly. If Mr. Butkus retires during the term of the agreement, he (or, in the event of his death after retirement but prior to payment of retirement benefits, his estate) will be paid, within six (6) months of such retirement, a lump sum payment equal to 50% of his annual salary. The employment agreement also provides for a disability benefit in the event of Mr. Butkus disability and a death benefit equal to one years salary in the event of his death during the term of the agreement.

         A. J. Smith Federal and Lyn G. Rupich entered into an employment agreement on October 22, 2005. The agreement has an initial term of 36 months but may be extended by the Board for an additional year on each anniversary date. The employment agreement provides for an initial base annual salary of $130,000, which will be reviewed by the board at least annually, and may be increased but not decreased. Under the agreement, Ms. Rupich will share in normal salary increases at a rate not less than the higher of (i) the senior management employees' average percentage increases or (ii) the average of the percentage increases afforded to all employees of the Bank (in both cases, exclusive of the percentage increase in salary of the chief executive officer). In the event of a change in control the agreement obligates the Board to continue to annually review the rate of Ms. Rupich's base salary, and increase said rate by a percentage that is not less than the average annual percentage increase in base salary that Ms. Rupich received over the three calendar years immediately preceding the year in which the change in control occurs. In addition, to base salary, Ms. Rupich is entitled to a discretionary bonus that will be not less than 10% of her base salary, if discretionary bonuses are awarded to other senior management, and if not generally awarded to all senior management, then her discretionary bonus will be to at an amount or percentage that is at least equal to the average of those awarded to senior management, including the chief executive officer. A. J. Smith Federal will also provide Ms. Rupich with an automobile suitable to her position as President and Chief Operating Officer.

         A. J. Smith Federal may terminate Ms. Rupich's employment for just cause at any time. Should A. J. Smith Federal terminate Ms. Rupich' employment during the term of the agreement (for reasons other than just cause) or within 12 months of a change in control, or in the event Ms. Rupich voluntarily terminates her employment within 90 days of the occurrence of a constructive discharge, then Ms. Rupich would be entitled to receive an amount equal to one and one-half (1 1/2) times the sum of her base salary and the highest rate of bonus awarded to her during the prior 18 months. (For these purposes, constructive discharge is defined in the same manner as under Mr. Butkus' agreement, without reference to Ms. Rupich's appointment to the Board.) In addition, Ms. Rupich would be entitled to the payment of a lump sum equal to the present value of contributions that A. J. Smith Federal would have made on her behalf under its tax-qualified retirement plans had Ms. Rupich continued to work for A. J. Smith Federal for 18 months following her termination. Ms. Rupich would also vest on the date of her termination in any outstanding unvested stock options or shares of restricted stock awarded to her. In addition, for 18 months following termination of employment, Ms. Rupich will be entitled to continued life, medical, dental and disability coverage substantially identical to the coverage maintained for Ms. Rupich prior to her termination. She will also be entitled to a lump sum payment in an amount equal to the present value of the contributions that would have been made by A. J. Smith Federal on her behalf under the tax-qualified retirement plans, assuming she had continued working for an additional 18 months, earning the base salary required under the employment agreement and making the maximum amount of employee contributions permitted, if any, under such plans. All amounts payable to Ms. Rupich in cash will be paid in one lump sum (adjusted to reflect the present value of such accelerated payment) within thirty (30) days of such termination (or if Section 409A of the Internal Revenue Code ("Code") applies, on the first day of the seventh month following Ms. Rupich's termination of employment). The employment agreement also provides for a disability benefit in the event of Ms. Rupich disability and a death benefit equal to one years salary in the event of her death during the term of the agreement.

         Stock Option Plan. During the year ended December 31, 2003, the Company adopted, and the Company's stockholders approved, the AJS Bancorp, Inc. 2003 Stock Option Plan (the "Stock Option Plan").

         Set forth below is certain information concerning outstanding options held by the named executive officers at December 31, 2005. No options were exercised by these individuals during 2005.

==================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
==================================================================================================================

                                                             Number of Unexercised       Value of Unexercised
                                                                   Options at           In-The-Money Options at
                                                                   Year-End                 Year-End (1)
                                                           -------------------------------------------------------
                         Shares Acquired       Value       Exercisable/Unexercisable   Exercisable/Unexercisable
        Name              Upon Exercise       Realized                (#)                         ($)
------------------------------------------------------------------------------------------------------------------
Thomas R. Butkus                -0-              $--              9,600/14,400              $40,800/$61,200
------------------------------------------------------------------------------------------------------------------
Lyn G. Rupich
                                -0-              $--              8,800/13,200              $37,400/$56,100
==================================================================================================================

------------------------------------
(1) The fair market value of the common stock at December 31, 2005 was $23.00 per share, which exceeded the exercise price of $18.75 per share.

         Set forth below is certain information as of December 31, 2005 regarding equity compensation to directors and executive officers of the Company approved by stockholders. Other than the employee stock ownership plan, the Company did not have any equity plans in place that were not approved by stockholders.

==========================================================================================================================
                                     Number of securities to be
                                      issued upon exercise of
                                      outstanding options and    Weighted average       Number of securities remaining
              Plan                            rights              exercise price      available for issuance under plan
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved        114,685 options
by stockholders...................    58,971 restricted stock       $18.75 (1)       6,256(options)/300(restricted stock)
--------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders..........               --                       --                            --
--------------------------------------------------------------------------------------------------------------------------
      Total.......................            173,656               $18.75 (1)       6,256(options)/300(restricted stock)
==========================================================================================================================

(1) Represents the exercise price of options awarded under the stock option plan.

Transactions With Certain Related Persons

         A. J. Smith Federal offers to directors, officers, and employees loans which are made by A. J. Smith Federal to such persons in the ordinary course of business on substantially the same terms (other than interest rate), including collateral, as those prevailing at the time for comparable transactions with other persons, and which do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were performing in accordance with their terms as of the date of this Proxy
Statement. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. The interest rate on loans to directors and officers is the same as that offered to A. J. Smith Federal's other employees.

         Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to A. J. Smith Federal's directors and officers are made in conformity with the Federal Reserve Act lending restrictions.

--------------------------------------------------------------------------------
    PROPOSAL II--RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                  ACCOUNTANTS
--------------------------------------------------------------------------------

         The audit committee of the Board of Directors has approved the appointment of Crowe Chizek and Company LLC to be the Company's auditors for the 2006 fiscal year, subject to the ratification of the appointment by the Company's stockholders. Auditors are not deemed independent under the securities laws unless the audit committee has approved the appointment, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the audit committee which sets forth each specific service to be performed by the independent registered public accountants. At the Annual Meeting, stockholders will consider and vote on the ratification of the appointment of Crowe Chizek and Company LLC for the Company's fiscal year ending December 31, 2006. A representative of Crowe Chizek and Company LLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

         During the past two years the aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC (the "Independent Auditor") were as follows:

         Audit Fees. Fees for the audit of the Company's annual financial statements and for the review of the Company's quarterly reports were $96,400 for 2005 and $74,982 for 2004.

         Audit-related fees. Fees for professional services related to the Form 10-K were $6,100 for 2005 and $7,100 for 2004.

         Tax Fees. Aggregate fees for tax compliance, tax advice and tax planning were $14,900 for 2005 and $21,150 for 2004.

         All Other Fees. Fees for service other than those listed above were $13,062 for 2005 and $28,890 for 2004. These fees relate primarily to general accounting matters, and benefit plan accounting related services.

         Crowe Chizek and Company LLC was not paid fees by the Company relating to financial information systems design and implementation.

         The audit committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accountants. The audit committee concluded that performing such services in 2005 and 2004 did not affect the independent registered public accountants' independence in performing their function as independent registered public accountants of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The audit committee's policy is to pre-approve all audit and non-audit services provided by the Independent Auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Independent Auditor and management are required to periodically report to the full audit committee regarding the extent of services provided by the Independent Auditor in accordance with this pre-approval, and the fees for the services performed to date. All of the tax fees and other fees paid in 2005 were approved per the audit committee's pre-approval policies.

         In order to ratify the appointment of Crowe Chizek and Company LLC as the independent registered public accountants for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accountants for the 2005 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 14757 South Cicero Avenue, Midlothian, Illinois 60445, no later than December 31, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which next year's Annual Meeting of Stockholders is expected to be held is May 16, 2007. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the Annual Meeting of Stockholders must be given to the Company no later than May 11, 2007.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and A. J. Smith Federal may solicit proxies personally or by telegraph or telephone without additional compensation.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, AJS Bancorp, Inc., 14757 South Cicero Avenue, Midlothian, Illinois 60445.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Donna J. Manuel
                                           ----------------------------
                                           Corporate Secretary
Midlothian, Illinois
April 17, 2006

                                 REVOCABLE PROXY

                                AJS BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 17, 2006

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of AJS Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at a Annual Meeting of Stockholders (the "Annual Meeting") to be held at 14757 S. Cicero, Midlothian, Illinois 60445, at 1:00 p.m., (local time) on May 17, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                VOTE    FOR ALL
                                                       FOR    WITHHELD  EXCEPT
1.   The election as a director of the Company of the  [_]       [_]      [_]
     nominee listed below (except as marked to the contrary below)

     Raymond J. Blake
     Thomas R. Butkus


     INSTRUCTION:   To  withhold  your  vote for  the
     nominee, write the name of the nominee on the line below.

     -----------------------------

     -----------------------------

                                                        FOR    AGAINST   ABSTAIN
2.   The   ratification of the  appointment of  Crowe   [_]      [_]       [_]
     Chizek and Company LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2006.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Annual Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Annual Meeting and a Proxy Statement dated April 17, 2006.

                                            Dated: _________________, 2006

                                            [_] Check Box if You Plan to Attend
                                                the Annual Meeting


-------------------------------             -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------             -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.